SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): January 26, 2004


                                  ASHLAND INC.
             (Exact name of registrant as specified in its charter)


                                    Kentucky
                 (State or other jurisdiction of incorporation)

                1-2918                                            61-0122250
       (Commission File Number)                                (I.R.S. Employer
                                                            Identification No.)


       50 E. RiverCenter Boulevard, Covington, Kentucky           41012-0391
           (Address of principal executive offices)               (Zip Code)


       P.O.    Box 391, Covington, Kentucky                       41012-0391
                (Mailing Address)                                 (Zip Code)


        Registrant's telephone number, including area code (859) 815-3333




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Item 7.  Financial Statements and Exhibits
------   ---------------------------------

(c)      Exhibits

         99.1     Press Release dated January 26, 2004

Item 12.  Results of Operations and Financial Condition
-------   ---------------------------------------------

     On January 26, 2004, Ashland Inc. reported its first quarter fiscal 2004 results, which are discussed in more detail in the press release attached hereto as Exhibit 99.1. This information is furnished in accordance with Securities and Exchange Commission Release No. 33-8216.


                                 SIGNATURES
                                 ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       ASHLAND INC.
                                         -----------------------------------
                                                      (Registrant)


 Date:  January 26, 2004                          /s/ J. Marvin Quin
                                         -----------------------------------
                                         Name:     J. Marvin Quin
                                         Title:    Senior Vice President and
                                                   Chief Financial Officer


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                               EXHIBIT INDEX
                               -------------

99.1     Press Release dated January 26, 2004


                                    -3-


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